UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 25, 2025 (March 19, 2025)

Bank7 Corp.
(Exact name of registrant as specified in its charter)

Oklahoma	001-38656	20-0764349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1039 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
(Address of principal executive offices) (Zip Code)

(405) 810-8600
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BSVN	The NASDAQ Global Select Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Replacement of Previous Independent Registered Public Accounting Firm

On March 19, 2025, Bank7 Corp. (the “Company”) notified Forvis Mazars, LLP (“Forvis”) that it was being replaced as the Company’s independent registered public accounting firm, effective following the review of the Company’s results of operations for the quarter ending March 31, 2025.  The Audit Committee of the Company’s Board of Directors (“Audit Committee”) approved the replacement of Forvis on March 19, 2025.

Forvis' reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2024 and 2023 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the two fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through March 19, 2025, there were no (i) disagreements with Forvis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Forvis, would have caused Forvis to make reference to the subject matter of the disagreements in connection with its reports; or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934, as amended, and the related instructions thereto.

The Company provided Forvis with a copy of the foregoing disclosures and requested Forvis furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company set forth above and, if not, stating the respects in which it does not agree.  Forvis’ letter, dated March 25, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On March 19, 2025, the Audit Committee approved the engagement of RSM US LLP (“RSM”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2025, effective immediately subject to completion of RSM’s standard client acceptance procedures and execution of an engagement letter.  The Company notified RSM on March 19, 2025 that it would be engaged as the Company’s independent registered public accounting firm.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through March 19, 2025, neither the Company nor anyone acting on its behalf consulted with RSM regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

          The following exhibits are filed herewith:

Item	Description

16.1	Letter from Forvis Mazars, LLP addressed to the Securities and Exchange Commission, dated as of March 25, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK7 CORP.

Date: March 25, 2025	By:	/s/ Kelly J. Harris
Kelly J. Harris
Executive Vice President and Chief Financial Officer